EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sterling Group Ventures, Inc. (the “Company”) on Form 10-QSB for the quarter ended November 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), Richard (Xuxin) Shao, as Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Richard (Xuxin) Shao
Richard (Xuxin) Shao
President & CFO

Date: January 11, 2008